ReliaStar Life Insurance Company and its Separate Account N ING Advantage CenturySM Supplement dated February 8, 2008 to the Contract Prospectus dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current variable annuity Contract Prospectus for future reference.

Effective March 1, 2008, the Waiver sub-section under the Fees – Early Withdrawal charge section on page 19 of your Contract Prospectus is deleted and replaced with the following two sections:

Early Withdrawal Charge Waivers Under All Contracts. These waivers apply to all contracts, unless otherwise specified. Please also read the following subsection regarding additional waivers available under certain contracts.

This charge is waived for portions of a withdrawal that are:

•	Used to provide income phase payments to you;
•	Paid due to the owner or annuitant’s death during the accumulation phase or, in the case of a nonqualified contract, the annuitant’s death during the accumulation phase;
•	For qualified contracts issued in connection with 403(b) plans only, withdrawn after the fifth contract year, where the annuitant has separated from service after attaining age 55; or
•	Paid upon termination of your account by us (see “Other Topics - Involuntary
Terminations”).

Early Withdrawal Charge Waivers Under Certain Contracts. These waivers only apply to certain contracts. You should refer to your contract to determine which waivers apply to you.

The charge is waived for portions of a withdrawal from a 403(b) contract that are:

•	Applied to a contract offered by another approved provider under your plan;
•	Withdrawn due to separation from service from your employer; or
•	Withdrawn due to a hardship as defined by the Tax Code.

X.100207-07A	February 2008